CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Glasgal Communications, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated November 1, 1996 and to all references to our firm included in this Form 8-K.



                                                   /s/  Arthur Andersen LLP
                                                   ------------------------
                                                        ARTHUR ANDERSEN LLP


Roseland, New Jersey
December 13, 1996